EXECUTION COPY
EXHIBIT 10.34



                          REGISTRATION RIGHTS AGREEMENT


      This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 30, 2005, is by and between DATAMETRICS CORPORATION, a Delaware corporation (the "Corporation"), and SG DMTI Capital LLC, a New York limited liability company (the "Investor").

      WHEREAS, the Corporation has agreed, on the terms and subject to the conditions set forth in the Stock and Warrant Purchase Agreement, dated as of December 30, 2005 (the "Purchase Agreement"), to issue and sell to the Investor shares of Series B Preferred Stock and a warrant exercisable into shares of the Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

      WHEREAS, in order to induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and under applicable state securities laws.

      In consideration of the Investor entering into the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   SECTION 1
                                   DEFINITIONS

      As used in this Agreement the following terms shall have the following meanings:

      "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

      "Common Stock" means, the common stock, $.01 par value per share, of the Corporation.

      "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "Investor" means SG DMTI Capital LLC and each additional person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

      "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

      "Primary Shares" means at any time the authorized but unissued shares of Common Stock held by the Corporation in its treasury.

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      "Registrable Shares" means shares of Common Stock issuable upon exercise of the Warrant. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or
(iii) they shall have ceased to be outstanding.

      "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

      "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

      "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                                   SECTION 2
                              REQUIRED REGISTRATION

      On any date after three (3) months following the Registration Date, if holders representing not less than 50% of the Registrable Shares then outstanding shall in writing state that such holders desire to sell Registrable Shares in the public securities markets and request the Corporation to effect the registration under the Securities Act of Registrable Shares, the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

      (a) the Corporation shall not be obligated to use its best efforts to file and cause to become effective (i) more than one registration statement initiated pursuant to this Section 2 in any six-month period, (ii) more than two registration statements initiated pursuant to this Section 2 on Form S-1 promulgated under the Securities Act or any successor from thereto, (iii) any registration on Form S-3 (or any comparable or successor form) until the Corporation has qualified for use thereof, at which time there shall be no limit on the number of registrations on Form S-3 that the holder may request or (iv) any registration statements during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the 90 days.

      (b) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request (i) the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or (ii) the Corporation reasonably determines that such registration and offering would interfere with any material transaction involving the Corporation, as approved by the Board of Directors, provided, however, that the Corporation may only delay the filing or effectiveness of a registration statement pursuant to this Section 2(b) for a total of 120 days after the date of a request for registration pursuant to this
Section 2.

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      (c) with respect to any registration pursuant to this Section 2, the
Corporation shall give notice of such registration to the holders of all Other Shares which are entitled to registration rights and the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

            (i) first, the Registrable Shares requested to be included in such registration (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

            (ii) second, the Primary Shares; and

            (iii) third, the Other Shares which are entitled to registration rights.

      (d) At any time before the registration statement covering Registrable Shares become effective, the holders of a majority of such shares may request the Corporation to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, the material adverse effect of an event on the business, properties, conditions, financial or otherwise, or operations of the Corporation, the holders shall have used their demand registration right under this Section 2 and the Corporation shall no longer be obligated to register Registrable Shares pursuant to the exercise of such registration right pursuant to this Section 2 unless the remaining holders shall pay to the Corporation the expenses incurred by the Corporation through the date of such request.

                                   SECTION 3
                             PIGGYBACK REGISTRATION

      If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Investor of its intention to register such Primary Shares or Other Shares at least thirty (30) days before the initial filing of such registration statement and, upon the written request, delivered to the Corporation within twenty (20) days after delivery of any such notice by the Corporation, of the Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that the Investors desires to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

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      (a) if the Corporation proposes to register Primary Shares, or Primary
Shares and Other Shares:

            (i) First, the Primary Shares; and

            (ii) Second, the Registrable Shares and Other Shares requested to be included in such registration (or, if necessary, such Registrable Shares and Other Shares pro rata among the holders thereof based upon the number of shares of Registrable Shares and Other Shares requested to be registered by each such holder); or

      (b) if the Corporation proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares (other than pursuant to Section 3 hereof):

            (i) First, the Other Shares held by the parties demanding such registration; and

            (ii) Second, the Registrable Shares and Other Shares (other than shares registered pursuant to Section 3(b)(1) hereof) requested to be registered by the holders hereof (or, if necessary, pro rata among the holders thereof based on the number of Registrable Shares and Other Shares requested to be registered by such holders).

                                   SECTION 4
                             PREPARATION AND FILING

      If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall as expeditiously as practicable:

      (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

      (b) furnish, at least ten (10) business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Investors (the "Investor's Counsel"), copies of all such documents proposed to be filed and permit Investor's Counsel to review the registration statement, the prospectus and any amendments or supplements thereto(it being understood that such ten-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investor's Counsel in advance of the proposed filing and within a reasonable period of time following the receipt of any comments by the staff of the Commission by he Corporation);

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

      (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

      (d) notify in writing the Investor's Counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and
(iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investors reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investors; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation or to modify any of its contractual relationships then existing;

      (f) furnish to the Investor holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investors may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

      (g) in the event of an underwritten public offering of the Registrable Shares, enter into (together with all holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Corporation, with the managing underwriter of such offering;

      (h) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Investors holding such Registrable Shares to consummate the disposition of such Registrable Shares;

      (i) notify the Investor holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investor, prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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

      (j) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Investor holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential and of which determination the Inspector is so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or an omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investor agrees that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

      (k) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters addressed to the Corporation and any selling Stockholders in customary form and at customary times and covering matters of the type customarily covered by cold comfort benefits;

      (l) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the registration statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify the Investor of the issuance of such order and the resolution thereof;

      (m) furnish to the Investor, on the date that the registration statement becomes effective, a letter, dated such date, of outside counsel representing the Corporation (and reasonably acceptable to the Investor) addressed to the Investor, confirming such effectiveness and, to the knowledge of such counsel, the absence of any stop order;

      (n) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

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      (o) issue to any underwriter to which the Investor holding such
Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

      (p) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

      (q) hold in confidence and not make any disclosure of information concerning the Investor provided to the Corporation if at the time such information is provided the Corporation is notified of the confidential nature of such information unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any registration statement that includes the Investor's Registrable Shares, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) the Investor consents to the form and content of any such disclosure. The Corporation shall, upon learning that disclosure of any information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investor prior to making such disclosure, and cooperate with the Investor in taking appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

      (r) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11 (a) of the Securities Act; and

      (s) subject to all the other provisions of this Agreement, use its best efforts to take all other steps accessory to effect the registration of such Registrable Shares contemplated hereby.

      Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 5(i) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holders' receipt of the copies of the supplemented or amended prospectus contemplated by
Section 5(i) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

                                   SECTION 5
                                    EXPENSES

      All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 5) incurred by the Corporation in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants, and reasonable fees and expenses of the Investors' Counsel, shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

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                                   SECTION 6
                                 INDEMNIFICATION

      (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of the Investor, any underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such Investor, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

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      (b) In connection with any registration of Registrable Shares under the
Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section
6) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

      (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 6, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnified party on account of this Section 6. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

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      (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

                                   SECTION 7
                             EXCHANGE ACT COMPLIANCE

      From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Investor in supplying such information as may be necessary for the Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                                   SECTION 8
                              NO CONFLICT OF RIGHTS

      The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby. In the event the Corporation grants to any person any registration rights that are superior in scope or substance to the registration rights granted to the holders of the Registrable Shares, such superior rights shall be simultaneously granted to such holders.

                                   SECTION 9
                                   TERMINATION

      This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding; provided that Sections 5 and 6 shall survive any termination of this Agreement.

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

                                   SECTION 10
                             SUCCESSORS AND ASSIGNS

      This Agreement shall bind and inure to the benefit of the Corporation and the Investor and, subject to Section 11, the respective successors and assigns of the Corporation and the Investor.

                                   SECTION 11
                                   ASSIGNMENT

      The Investor may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto

                                   SECTION 12
                                ENTIRE AGREEMENT

      This Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement between the Investor and the Corporation with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

                                   SECTION 13
                                     NOTICES

      All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:


      If sent to the Investor, notices shall be sent to the following address:
      SG Phoenix Ventures LLC
      110 East 59th Street, Suite 1901
      New York, New York 10022
      Attention:  Andrea Goren
      Fax: (212) 202-7565

      With a copy to:

      Brown Raysman Millstein Felder & Steiner LLP
      900 Third Avenue
      New York, New York 10022
      Attn:  Joel H. Handel, Esq.
      Fax: (212) 895-2900

      If sent to the Corporation, notice shall be sent to the following address:

      Datametrics Corporation
      1717 Diplomacy Row
      Orlando, FL 32809
      Attention:  Daniel Bertram, President
      Fax: (407) 251-4588

      With a copy to:

      McLaughlin & Stern LLP
      260 Madison Avenue
      New York, New York 10016
      Attn: Steven Schuster, Esq.
      Fax: (212) 448-0066

      All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

                                   SECTION 14
                       MODIFICATIONS; AMENDMENTS; WAIVERS

      The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the holders of at least a majority of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor, each holder and the Corporation. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

                                   SECTION 15
                                  COUNTERPARTS

      This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                   SECTION 16
                                    HEADINGS

      The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                            [Signature Page Follows]

                                   SECTION 17
                                  GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.



                                    DATAMETRICS CORPORATION

                                    By: /s/ Daniel Bertram
                                       -------------------
                                    Name:  Daniel Bertram
                                    Title:    Chief Executive Officer


                                    SG DMTI Capital LLC

                                        By: SG Phoenix Ventures LLC
                                        its Managing Member

                                            By: /s/ Philip S. Sassower
                                              ------------------------
                                            Name: Philip S. Sassower
                                            Title: Member

                                            By: /s/ Andrea Goren
                                                -----------------
                                            Name: Andrea Goren
                                            Title: Member


                                      14